    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 27, 1998.

                                                     1933 ACT FILE NO. 333-64151
                                                     1940 ACT FILE NO. 811-09013

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-2

                             REGISTRATION STATEMENT

                       UNDER THE SECURITIES ACT OF 1933       [X]



                         PRE-EFFECTIVE AMENDMENT NO. 1        [X]


                          POST-EFFECTIVE AMENDMENT NO.

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE

                        INVESTMENT COMPANY ACT OF 1940        [X]



                                AMENDMENT NO. 1               [X]

                        (Check appropriate box or boxes)

                         Eaton Vance Senior Income Trust
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 24 Federal Street, Boston, Massachusetts 02110
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (617) 482-8260
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 ALAN R. DYNNER
                 24 Federal Street, Boston, Massachusetts 02110
                 ----------------------------------------------
                     (Name and Address of Agent for Service)
                                  -------------
                                   copies to:

   Mark P. Goshko, Esq.                      Thomas A. Hale, Esq.
   Kirkpatrick & Lockhart LLP                Skadden, Arps, Slate, Meagher
   One International Place                       & Flom LLP (Illinois)
   Boston, Massachusetts   02110             333 Wacker Drive
                                             Chicago, Illinois 60606

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-------------------------------------------------------------------------------------------------------------------------
                                                     Amount       Proposed Maximum     Proposed Maximum      Amount of
              Title Of Securities                     Being        Offering Price          Aggregate        Registration
                Being Registered                  Registered(2)     Per Unit(1)        Offering Price(1)       Fee(1)
-------------------------------------------------------------------------------------------------------------------------
Common Shares of Beneficial Interest              30,000,000          $10.00             $300,000,000         $84,573*
-------------------------------------------------------------------------------------------------------------------------

 *   $20,355 has been previously paid.
(1)  Estimated solely for the purpose of calculating the registration fee.
(2) Includes 4,500,000 shares which may be offered by the Underwriters pursuant to an option to cover over-allotments.

                         EATON VANCE SENIOR INCOME TRUST

                              Cross Reference Sheet
                           Items Required By Form N-2
                           --------------------------

Part A
Item No.                   Item Caption                                            Prospectus Caption
--------                   ------------                                            ------------------

 1.....................   Outside Front Cover                              Front Cover Page
 2.....................   Inside Front and Outside Back Cover Page         Front and Back Cover Page
 3.....................   Fee Table and Synopsis                           Prospectus Summary; Trust Expenses
 4.....................   Financial Highlights                             Not Applicable
 5.....................   Plan of Distribution                             Front Cover Page; Prospectus Summary;
                                                                               Underwriting; Dividend Reinvestment
                                                                               Plan
 6.....................   Selling Shareholders                             Not Applicable
 7.....................   Use of Proceeds                                  Use of Proceeds; Investment Objective,
                                                                               Policies and Risks
 8.....................   General Description of the Registrant            Management of the Trust; Investment
                                                                               Objective, Policies and Risks; Description
                                                                               of Capital Structure
 9.....................   Management                                       Management of the Trust; Shareholder Servicing
                                                                               Agent, Custodian and Transfer Agent
10......................  Capital Stock, Long-Term Debt,                   Distributions and Taxes; Dividend
                          and Other Securities                                Reinvestment Plan; Description of Capital
                                                                               Structure
11......................  Defaults and Arrears on Senior                   Not Applicable
                          Securities
12......................  Legal Proceedings                                Not Applicable
13......................  Table of Contents of the                         Table of Contents of the
                          Statement of Additional                             Statement of Additional
                          Information                                         Information

Part B                                                                              Statement Of
Item No.                  Item Caption                                     Additional Information Caption
--------                  ------------                                     ------------------------------

14......................  Cover Page                                       Cover Page
15......................  Table of Contents                                Table of Contents
16......................  General Information and History                  Not Applicable
17......................  Investment Objective and                         Additional Investment Information and
                             Policies                                         Restrictions
18......................  Management                                       Trustees and Officers;
                                                                              Investment Advisory and
                                                                              Other Services
19......................  Control Persons and Principal                    Other Information
                             Holders of Securities
20......................  Investment Advisory and Other                    Investment Advisory and Other
                             Services                                          Services
21......................  Brokerage Allocation and Other                   Portfolio Trading
                             Practices
22......................  Tax Status                                       Taxes
23......................  Financial Statements                             Financial Statements

[EATON VANCE LOGO]

                                                SHARES

                        EATON VANCE SENIOR INCOME TRUST
                            ------------------------

    Eaton Vance Senior Income Trust (the "Trust") is a newly organized, non-diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in senior secured floating rate loans ("Senior Loans"). Investment in such floating rate instruments is expected to minimize changes in the underlying principal value of the Senior Loans, and therefore the Trust's net asset value, resulting from changes in market interest rates. Nevertheless, the Trust's net asset value and distribution rate will vary, and may be affected by several factors, including changes in the credit quality of the borrowers underlying Senior Loans. Fluctuations in net asset value may be magnified as a result of the Trust's use of leverage. An investment in the Trust may not be appropriate for all investors and there is no assurance that the Trust will achieve its investment objective. See "Investment Objective, Policies and Risks."


    Senior Loans are made to corporations, partnerships and other business entities ("Borrowers") which operate in various industries and geographical regions. Senior Loans pay interest at rates which are redetermined periodically on the basis of a floating base lending rate plus a premium. Senior Loans hold the most senior position in the capital structure of the Borrower, are secured with specific collateral and will have a claim on the assets of the Borrower that is senior to that of subordinated debt, preferred stock and common stock of the Borrower. Although Senior Loans have the most senior position in a Borrower's capital structure and are secured by specific collateral, they are typically of below investment grade quality and may have below investment grade ratings, which ratings are associated with securities having speculative characteristics. Because of the protective features of Senior Loans, the Adviser believes, based on its experience, that these ratings do not necessarily reflect the true risk of loss of principal or interest on a Senior Loan. The Trust offers investors the opportunity to receive current income through a professionally managed portfolio of Senior Loans, which is normally accessible only to financial institutions and large corporate and institutional investors and is not widely available to individual investors.


    The Trust's investment adviser is Eaton Vance Management (the "Adviser" or "Eaton Vance"). The Adviser was one of the first investment advisers to manage a portfolio of Senior Loans in a publicly offered investment company, and has done
so continuously since 1989.                    (continued on the following page)
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
  SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
     ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
         OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                    THE  CONTRARY  IS  A  CRIMINAL  OFFENSE.

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                   Price to                                          Proceeds to
                                                    Public                Sales Load(1)                Trust(2)
-----------------------------------------------------------------------------------------------------------------------
Per Share................................           $10.00                     None                     $10.00
-----------------------------------------------------------------------------------------------------------------------
Total....................................             $                        None                       $
-----------------------------------------------------------------------------------------------------------------------
Total Assuming Full Exercise of Over-
  Allotment Option(3)....................             $                        None                       $
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

                                               (footnotes on the following page)
                            ------------------------

    The Shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the Shares will be made in New York City on or about October 30, 1998.

                            ------------------------

PAINEWEBBER INCORPORATED
                                       A.G. EDWARDS & SONS, INC.
                                              PRUDENTIAL SECURITIES INCORPORATED

DAIN RAUSCHER WESSELS        FAHNESTOCK & CO. INC. FIRST OF MICHIGAN CORPORATION
A DIVISION OF DAIN RAUSCHER INCORPORATED

GRUNTAL & CO.               INTERSTATE/JOHNSON LANE JANNEY MONTGOMERY SCOTT INC.
                                  CORPORATION

LEGG MASON WOOD WALKER         MCDONALD & COMPANY              WHEAT FIRST UNION
            INCORPORATED        SECURITIES, INC.
                            ------------------------

                 THE DATE OF THE PROSPECTUS IS OCTOBER 27, 1998

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE SHARES OF THE TRUST AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NEW YORK STOCK EXCHANGE, IN THE NASDAQ MARKET OR OTHERWISE. SUCH STABILIZATION, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.
                            ------------------------

(continued from the cover page)


     The Trust is offering shares of beneficial interest, par value $0.01 per share ("Shares"). Prior to this offering, there has been no market for the Shares. The Shares have been approved for listing, subject to notice of issuance, on the New York Stock Exchange under the symbol "EVF." The shares of closed-end investment companies, such as the Trust, have frequently traded at a discount to their net asset values. Investors in this offering should note that the Shares may likewise trade at a discount to net asset value. This risk may be greater for investors who sell their Shares in a relatively short period after completion of the public offering.


     The Trust expects to utilize financial leverage through borrowings, including the issuance of debt securities, the issuance of preferred shares or through other transactions, such as reverse repurchase agreements. The Trust intends to utilize financial leverage in an amount up to 33 1/3% of its total assets (including the amount obtained through leverage). The Trust intends to utilize leverage if it is expected to result in higher income to Shareholders over time. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful. SEE "INVESTMENT OBJECTIVE, POLICIES AND RISKS -- USE OF LEVERAGE AND RELATED RISKS" AND "DESCRIPTION OF CAPITAL STRUCTURE."


     This Prospectus sets forth concisely information that a prospective investor should know before investing in the Shares of the Trust. Please read and retain this Prospectus for future reference. A Statement of Additional Information dated October 27, 1998, has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 1-800-225-6265 or by writing to the Trust. A table of contents to the Statement of Additional Information is located at page 31 of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Trust-related materials at the SEC's internet web site (http://www.sec.gov).


     The Trust's address is 24 Federal Street, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.

     The Trust's Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
                            ------------------------

(footnotes from the cover page)


(1) Eaton Vance Management or an affiliate (not the Trust) from its own assets will pay a commission to the Underwriters in the amount of 4.50% of the Price to Public per Share in connection with the sale of the Shares offered hereby. The Trust and Eaton Vance have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933. See "Underwriting."


(2) Before deducting organizational and offering expenses payable by the Trust.
    Offering expenses of $       will be deducted from net proceeds and
    organizational expenses of approximately $110,000 will be capitalized and amortized. Eaton Vance or an affiliate will pay all offering expenses that exceed $0.02 per Share. Eaton Vance Management has also agreed to waive its investment advisory and administration fees for the two-month period following the date of this Prospectus.

(3) Assuming exercise in full of the 45-day option granted by the Trust to the
    Underwriters to purchase up to           additional Shares, on the same
    terms, solely to cover over-allotments. See "Underwriting."

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information.

THE TRUST.....................   Eaton Vance Senior Income Trust (the "Trust")
                                 is a newly organized, non-diversified,
                                 closed-end management investment company. The
                                 Trust offers investors the opportunity to receive current income through a professionally managed portfolio of senior secured floating rate loans ("Senior Loans"). Investments in Senior Loans are normally accessible only to financial institutions and large corporate and institutional investors, and are not widely available to individual investors. An investment in the Trust may not be appropriate for all investors and there is no assurance that the Trust will achieve its investment objective.

THE OFFERING..................   The Trust is offering             shares of
                                 beneficial interest, par value $0.01 per share
                                 (the "Shares"), through a group of underwriters
                                 (the "Underwriters") led by PaineWebber
                                 Incorporated, A.G. Edwards & Sons, Inc.,
                                 Prudential Securities Incorporated, Dain
                                 Rauscher Wessels, a division of Dain Rauscher
                                 Incorporated, Fahnestock & Co. Inc., First of
                                 Michigan Corporation, Gruntal & Co., L.L.C.,
                                 Interstate/Johnson Lane Corporation, Janney
                                 Montgomery Scott Inc., Legg Mason Wood Walker,
                                 Incorporated, McDonald & Company Securities,
                                 Inc., and Wheat First Union, a division of Wheat First Securities, Inc. The Underwriters have been granted an option to purchase up to additional Shares solely to cover
                                 over-allotments, if any. The initial public offering price is $10.00 per share. The minimum purchase in this offering is 100 Shares
                                 ($1,000).

NO SALES CHARGE...............   The Shares will be sold in the initial public
                                 offering without any sales load or underwriting discounts payable by investors or the Trust.
                                 Eaton Vance Management or an affiliate (not the Trust) from its own assets will pay a commission to the Underwriters in connection with sales of the Shares in this offering. See
                                 "Underwriting."

INVESTMENT OBJECTIVE AND
  POLICIES....................   The Trust's investment objective is to provide
                                 a high level of current income, consistent with preservation of capital, by investing primarily in Senior Loans. Senior Loans generally are made to corporations, partnerships and other business entities ("Borrowers") which operate in various industries and geographical regions.
                                 Senior Loans pay interest at rates which are redetermined periodically by reference to a base lending rate, such as the London Inter-
                                 Bank Offered Rate ("LIBOR"), plus a premium. In normal market conditions, at least 80% of the Trust's total assets will be invested in interests in Senior Loans. It is anticipated that the proceeds of the Senior Loans in which the Trust will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers.

                                 Although Senior Loans have the most senior position in a Borrower's capital structure and are secured by specific collateral, they are typically of below investment grade quality and may have below investment grade ratings, which ratings are associated with securities having speculative characteristics. Because of the protective features of Senior Loans, the Adviser believes, based on its experience, that these ratings do not necessarily reflect the true risk of loss of principal or interest on a Senior Loan. For example, the Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to most other types of below investment grade quality debt obligations. Accordingly, the Adviser generally does not take ratings into account when determining whether to invest in a Senior Loan and, in any event, does not view ratings as a determinative factor in its investment decisions. Investing in Senior Loans does, however, involve investment risk, and some Borrowers default on their Senior Loan payments. The Trust attempts to manage these risks through portfolio diversification and ongoing analysis and monitoring of Borrowers. As a result, the Trust is highly dependent on the Adviser's credit analysis abilities.


                                 The Trust may invest up to 20% of its total assets in: loan interests which are not secured by any, or that have lower than a senior claim on, collateral; other income producing securities such as investment and non-investment grade corporate debt securities and U.S. government and U.S. dollar-denominated foreign government or supranational debt securities (subject to the limit that not more than 10% of the Trust's total assets may have a fixed rate of interest); and warrants and equity securities acquired in connection with its investments in Senior Loans. The Trust may also engage in lending of its securities, repurchase agreements, reverse repurchase agreements and, for hedging and risk management purposes, certain derivative transactions. See "Investment Objective, Policies and Risks."


LISTING.......................   The Shares have been approved for listing,
                                 subject to notice of issuance, on the New York
                                 Stock Exchange under the symbol "EVF."


LEVERAGE......................   The Trust expects to utilize financial leverage
                                 through borrowings, including the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. The Trust intends to utilize financial leverage in an amount up to 33 1/3% of its total assets (including the amount obtained through leverage). The Trust generally will not utilize leverage if it anticipates that it would result in a lower return to Shareholders over time. Use of financial leverage creates an opportunity for increased income for Shareholders but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of the Shares), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Because leverage achieved through borrowings is expected to be based on a floating rate of interest that fluctuates similarly to the floating rate on Senior Loans in the Trust's portfolio, the Adviser believes that market interest rate fluctuations should not adversely affect returns on the Senior Loans obtained with the proceeds of such borrowings. See
                                 "Investment Objective, Policies and
                                 Risks -- Use of Leverage and Related Risks."


INVESTMENT ADVISER AND
  ADMINISTRATOR...............   Eaton Vance Management (the "Adviser" or "Eaton
                                 Vance"), a wholly-owned subsidiary of Eaton
                                 Vance Corp., is the Trust's investment adviser and administrator. The Adviser was one of the first investment advisers to manage a portfolio of Senior Loans in a publicly offered investment company, and has done so continuously since 1989. Eaton Vance currently sponsors Eaton Vance Prime Rate Reserves, a closed-end investment company that commenced investment operations in August, 1989, and EV
                                 Classic Senior Floating-Rate Fund, a closed-end fund that commenced investment operations in February, 1995. Each of these funds, as well as an offshore fund offered to non-U.S. investors, invests substantially all of its respective assets in the Senior Debt Portfolio (the
                                 "Portfolio"), a registered investment company that serves as the vehicle through which such funds invest in a common portfolio of Senior
                                 Loans. The Portfolio is co-managed by the same portfolio managers employed by the Adviser who will co-manage the Trust's assets. For the three-year and five-year periods ended
                                 September 30, 1998 with respect to Eaton Vance
                                 Prime Rate Reserves, and for the three-year period ended September 30, 1998 with respect to the EV Classic Senior Floating-Rate Fund, each such fund was awarded five stars by Morningstar, Inc. Morningstar is an independent evaluator of public investment companies and publishes proprietary ratings reflecting historical risk-adjusted performance.
                                 Morningstar ratings are calculated from a fund's annual returns in excess of the 90-day
                                 U.S. Treasury bill returns, with appropriate fee adjustments, and are further adjusted with a risk factor that reflects fund performance below 90-day Treasury bill returns. Eaton Vance
                                 Prime Rate Reserves and EV Classic Senior
                                 Floating-Rate Fund are in the Morningstar
                                 Taxable Bond Fund category, which includes
                                 1,491 (for such three year period) and 940 (for such five year period) other investment companies. A fund receives five stars if its risk-adjusted performance is in the top 10% of its rating category. Certain investment policies and restrictions of Eaton Vance Prime
                                 Rate Reserves and the EV Classic Senior
                                 Floating-Rate Fund differ from those of the Trust. The portfolio holdings and investment performance of such funds are expected to differ from those of the Trust. Past performance of such funds is not indicative of the Trust's performance. See "Management of the Trust."


SHAREHOLDER SERVICING AGENT...   PaineWebber Incorporated has been retained by
                                 the Administrator to act as the Shareholder
                                 Servicing Agent of the Trust. See "Shareholder
                                 Servicing Agent, Custodian and Transfer Agent."

DISTRIBUTIONS.................   The Trust's policy will be to make monthly
                                 distributions to Shareholders of substantially all net investment income of the Trust.
                                 Distributions to Shareholders cannot be
                                 assured, and the amount of each monthly
                                 distribution will vary. The initial
                                 distribution to

                                 Shareholders is expected to be paid
                                 approximately 60 days after the completion of this offering. See "Distributions and Taxes," "Dividend Reinvestment Plan" and "Use of Proceeds."


DIVIDEND REINVESTMENT PLAN....   The Trust has established a Dividend
                                 Reinvestment Plan (the "Plan"). Under the Plan, all dividend and capital gain distributions will be automatically reinvested in additional
                                 Shares either purchased in the open market, or newly issued by the Trust if the Shares are trading at or above their net asset value, in either case unless a Shareholder elects to receive cash. Shareholders who intend to hold their Shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. See "Dividend Reinvestment Plan."



CLOSED-END STRUCTURE..........   Closed-end funds differ from open-end
                                 management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares.
                                 Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities such as Senior Loans. However, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Shareholders, the Trust's Board of Trustees
                                 (the "Board"), in consultation with Eaton
                                 Vance, from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for Shares at net asset value.
                                 There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Shares trading at a price equal to or close to net asset value per Share. The Board might also consider the conversion of the Trust to an open-end mutual fund. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Trust's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Trust to an open-end investment company.
                                 See "Description of Capital Structure."


SPECIAL RISK CONSIDERATIONS...   No Operating History.  The Trust is a
                                 closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

                                 Senior Loan Market. Senior Loans in which the Trust will invest may not be rated by a nationally recognized statistical rating organization, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Trust is more dependent on the analytical abilities of the Adviser than would be the case for an investment company that invests primarily in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Moreover, because Senior Loans are subject to contractual restrictions on resale they are illiquid, which may impair the Trust's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets.



                                 Credit Risk. Senior Loans, like other debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Trust. Although Senior Loans in which the Trust will invest will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower's obligation in the event of default or that such collateral could be readily liquidated. Senior Loans and the other debt securities in which the Trust may invest typically will be below investment grade quality. Such investments generally have speculative characteristics, and companies obligated by such debt are generally more vulnerable in an economic downturn. In the event of bankruptcy of a Borrower, the Trust could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. In addition, the Trust may purchase interests in Senior Loans from financial intermediaries whereby the Trust depends on the intermediary for payment of principal and interest on the Senior Loan. A decline in the financial soundness of such intermediaries may, therefore, adversely affect the Trust. See "Investment Objective, Policies and Risks."


                                 Interest Rate Fluctuations. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Trust's net asset value will vary, the Trust's management expects the Trust's policy of acquiring primarily interests in floating rate Senior Loans to minimize fluctuations in net asset value resulting from changes in market interest rates. However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in the Trust's net asset value. Similarly, a sudden and significant increase in market interest rates, may cause a decline in the Trust's net asset value. Moreover, as much as 10% of the total assets of the Trust may be invested in income securities with fixed rates of interest, which may lose value in direct response to market interest rate increases.

                                 Effects of Leverage. The use of leverage by the Trust creates an opportunity for increased net income, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Trust intends to utilize leverage to provide the holders of Shares with a potentially higher return. Leverage creates risks for holders of Shares, including the likelihood of greater volatility of net asset value and market price of the Shares and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred shares may affect the return to Shareholders. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Trust will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, Eaton Vance in its best judgment may nevertheless determine to maintain the Trust's leveraged position if it deems such action to be appropriate in the circumstances. As discussed under "Management of the Trust," the fee paid to Eaton Vance will be calculated on the basis of the Trust's total assets, including proceeds from borrowings for leverage and the issuance of preferred shares, so the fees will be higher when leverage is utilized. Certain types of borrowings by the Trust may result in the Trust being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the debt securities or preferred shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act of 1940, as amended (the "Investment Company Act" or "1940 Act"). It is not anticipated that these covenants or guidelines will impede Eaton Vance in managing the Trust's portfolio in accordance with its investment objective and policies. See "Investment Objective, Policies and
                                 Risks -- Use of Leverage and Related Risks."


                                 Special Investment Practices. The Trust may use various investment practices that involve special considerations including lending its portfolio securities and entering into repurchase and reverse repurchase agreements. In addition, the Trust has the authority to engage in interest rate and other hedging and risk management transactions. For a discussion of these practices, see "Investment Objective, Policies and Risks -- Special Investment Practices."

                                 Investment in Non-U.S. Issuers. The Trust may invest in Senior Loans and other income producing securities of issuers that are organized or located in countries other than the United States, provided that such investments are denominated in U.S. dollars and provide for the payment of interest and repayment of principal in U.S. dollars. An investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity.

                                 Market Price of Shares.  The shares of
                                 closed-end investment companies often trade at a discount from their net asset value, and the Trust's Shares may likewise trade at a discount from net asset value. The trading price of the Trust's Shares may be less than the public offering price. This risk may be greater for investors who sell their Shares in a relatively short period after completion of the public offering.

                                 Non-Diversification. The Trust has registered as a "non-diversified" investment company under the 1940 Act. Under federal income tax rules applicable to the Trust, with respect to 50% of its assets, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, although it has no current intention to do so. The Trust will not invest more than 10% of its assets in securities (including interests in Senior Loans) of any single Borrower. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

                                 Anti-Takeover Provisions.  The Trust's
                                 Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Trust or to change the composition of its Board of Trustees. See "Description of Capital Structure -- Anti-Takeover Provisions in the Declaration of Trust."

                                 TRUST EXPENSES

     The following tables are intended to assist investors in understanding the various costs and expenses that an investor in the Trust will bear, directly or indirectly.


                                                                NET ASSETS
                                                                   PLUS
                                                                LEVERAGE(1)
                                                                -----------
SHAREHOLDER TRANSACTION EXPENSES
  Sales Load................................................       None
  Dividend Reinvestment Plan Fees...........................       None
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS
  ATTRIBUTABLE TO SHARES)(1)
  Investment Advisory Fee(2)................................       1.28%
  Interest Payments on Borrowed Funds.......................       3.05%
  Other Expenses (including administration fee of
     .38%)(2)(3)............................................        .66%
                                                                   ----
  Total Annual Operating Expenses...........................       4.99%
                                                                   ====


---------------

(1) The Trust intends to utilize leverage only if the Adviser believes that it would result in higher income to Shareholders over time. See "Investment Objective, Policies and Risks -- Use of Leverage and Related Risks." Assumes borrowings of 33 1/3% of total assets (including amount borrowed) at an interest rate of 6.10%, which is based upon the Trust's estimation of current market conditions. At times when the Trust does not utilize leverage, the estimated annual operating expenses would be:



  Investment Advisory Fee(2)................................   .85%
  Interest Payments on Borrowed Funds.......................  None
  Other Expenses (including administration fee of
    .25%)(2)(3).............................................   .53%
                                                              ----
  Total Annual Operating Expenses...........................  1.38%
                                                              ====


(2) Although not reflected in the table, Eaton Vance has agreed to waive its investment advisory and administration fees for the two-month period following the date of this Prospectus. See "Management of the Trust."

(3) Reflects estimated amounts for the Trust's first year of operations.

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment in the Trust, assuming a 5% annual return:


                                                ONE YEAR(*)    THREE YEARS    FIVE YEARS    TEN YEARS
                                                -----------    -----------    ----------    ---------
Assuming No Leverage..........................      $14           $ 44           $ 76         $166
Assuming 33 1/3% Leverage.....................      $50           $150           $250         $499


---------------
* Does not give effect to the waiver by Eaton Vance of its investment advisory and administration fees for the two-month period following the date of this Prospectus. This Example assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Total Annual Operating Expenses remain the same in the years shown, except for amounts for the Three Years, Five Years and Ten Years periods which are after completion of organization expense amortization. The above tables and the assumption in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the SEC; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust's Shares. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AS THE TRUST'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                   THE TRUST

     Eaton Vance Senior Income Trust (the "Trust") is a newly organized, non-diversified, closed-end management investment company which was organized as a Massachusetts business trust on September 23, 1998 and has no operating history. The Trust's principal office is located at 24 Federal Street, Boston, MA 02110 and its telephone number is 1-800-225-6265.

     This Prospectus relates to the initial public offering of the Trust's shares of beneficial interest, $.01 par value (the "Shares"). The Shares will be sold during the initial public offering without any sales load or underwriting discounts payable by investors or the Trust. Eaton Vance Management (the "Adviser" or "Eaton Vance") or an affiliate (not the Trust) from its own assets will pay a commission to the Underwriters in connection with sales of the Shares in this offering. See "Underwriting."

                                USE OF PROCEEDS

     The proceeds of this offering, before deduction of offering expenses,
estimated to be $               (or $               assuming exercise of the
Underwriters' over-allotment option in full), will be invested in accordance with the Trust's investment objective and policies as soon as practicable, but in no event, under normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in high-quality, short-term debt securities. Eaton Vance has agreed to pay all offering expenses of the Trust that exceed $0.02 per Share.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

INVESTMENT OBJECTIVE

     The Trust's investment objective is to provide Shareholders with a high level of current income, consistent with preservation of capital, by investing primarily in senior secured floating rate loans ("Senior Loans"). Investment in such floating rate instruments is expected to minimize changes in the underlying principal value of the Senior Loans, and therefore the Trust's net asset value, resulting from changes in market interest rates. The borrowers of such loans will be corporations, partnerships and other business entities ("Borrowers") which operate in a variety of industries and geographical regions. The Trust provides individual investors with access to a market normally accessible only to financial institutions and larger corporate or institutional investors.

INVESTMENT POLICIES -- GENERAL COMPOSITION OF THE TRUST

     In normal market conditions, at least 80% of the Trust's total assets will be invested in interests in Senior Loans (either as an original Lender or as a purchaser of an Assignment or Participation, each as defined below) of domestic or foreign Borrowers (so long as foreign loans are U.S. dollar-denominated and payments of interest and repayments of principal are required to be made in U.S. dollars). The Trust may invest up to 20% of its total assets in (i) loan interests which are not secured by any, or that have a lower than senior claim on, collateral, (ii) other income producing securities such as investment and non-investment grade corporate debt securities and U.S. government and U.S. dollar-denominated foreign government or supranational debt securities (subject to the limit that no more than 10% of the Trust's total assets may be invested in securities with a fixed rate of interest), and (iii) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Trust may invest up to 100% of its assets in cash and high quality, short-term debt securities.

     Based upon available market data, the Adviser believes that the overall market for U.S. debt securities, including U.S. government securities, investment and non-investment grade corporate bonds, mortgage-related securities and commercial paper, totaled an outstanding principal amount of approximately $8.4 trillion at the end of 1997, and that Senior Loans represented approximately $375 billion (or 4.5%) of that total amount. Senior Loans in which the Trust will invest generally pay interest at rates which are redetermined periodically by reference to a base lending rate, plus a premium. These base lending rates generally are the prime rate offered by one or more major United States banks (the "Prime Rate"), the London Inter-Bank

Offered Rate ("LIBOR"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The following table is intended to provide investors with a comparison of short-term money market rates, a representative base commercial lending rate, and a representative indicator of the premium over such base lending rate for Senior Loans. The representative indicator shown below is derived from the DLJ Leveraged Loan Index, which was designed in January 1992 to mirror the investible universe of the market for Senior Loans. The DLJ Leveraged Loan Index includes approximately $58 billion of Senior Loans and new Senior Loan issues are added when they meet certain criteria. The DLJ Leveraged Loan Index is an unmanaged index and, although the Adviser believes that the spreads over LIBOR reported in connection with the determination of the Index (which are an average of the contractual spreads set forth in the loan agreements relating to the Senior Loans included in the Index) are representative of the historical average spreads in the overall market for Senior Loans, the Trust will have no direct investment in, nor will its performance be indicative of, this Index. The following comparison should not be considered a representation of future money market rates, spreads of Senior Loans over base reference rates nor what an investment in the Trust may earn or what an investor's yield or total return may be in the future.


                        COMPARISON OF MONEY MARKET RATE,
                             LIBOR AND SENIOR LOANS


                                 JAN.   JULY    JAN.   JULY   JAN.   JULY   JAN.   JULY   JAN.   JULY   JAN.   JULY   JAN.   JULY
                                 1992   1992    1993   1993   1994   1994   1995   1995   1996   1996   1997   1997   1998   1998
                                 ----   -----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
3 Month Treasury Bill(1).......  3.91%  3.28%   3.07%  3.11%  3.04%  4.46%  5.90%  5.59%  5.15%  5.30%  5.18%  5.19%  5.18%  5.09%
3 Month LIBOR(2)...............  4.19   3.44    3.25   3.31   3.25   4.88   6.31   5.88   5.38   5.69   5.56   5.75   5.65   5.69
Average Senior Loan Spreads
  Plus 3 Month LIBOR(3)........  6.34   5.68    5.72   5.77   5.69   7.19   8.65   8.15   7.69   8.07   8.03   8.10   8.02   8.04


---------------
(1) U.S. Treasury bills offer a government guarantee as to the timely payment of interest and repayment of principal at maturity. Source: Bloomberg.

(2) The London InterBank Offer Rate, which is used worldwide as a base for loans to large commercial and industrial companies and may not generally be invested in directly. Source: Bloomberg.

(3) Derived from reported average Senior Loan spreads in the DLJ Leveraged Loan Index. The data do not reflect fluctuations in the principal value of Senior Loans included in the Index. Source: Donaldson, Lufkin & Jenrette.


     It is anticipated that the proceeds of the Senior Loans in which the Trust will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets (described below). Senior Loans are secured by specific collateral.


     In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In certain instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan. The Trust will not invest in a Senior Loan unless, at the time of investment, the Adviser determines that the value of the collateral equals or exceeds the aggregate outstanding principal amount of the Senior Loan.

     The Trust is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined either daily, monthly, quarterly or semi-annually. Longer interest rate reset periods generally increase fluctuations in the Trust's net asset value as a result of changes in market interest rates. The Senior Loans in the Trust's portfolio will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Trust from its investments in Senior Loans should decrease. The Trust may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In the experience of the Adviser over the last decade, because of prepayments the average life of Senior Loans has been two to three years.

     A lender may have certain obligations pursuant to a loan agreement relating to Senior Loans, which may include the obligation to make additional loans in certain circumstances. The Trust generally will reserve against such contingent obligations by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans, subject to the Trust's borrowing limitations. The Trust will not purchase interests in Senior Loans that would require the Trust to make any such additional loans if such additional loan commitments in the aggregate would exceed 20% of the Trust's total assets or would cause the Trust to fail to meet its tax diversification requirements.

     The Trust may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Trust may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.


     The Trust also may invest up to 5% of its total assets in structured notes with rates of return determined by reference to the total rate of return on one or more Senior Loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced Senior Loan or Loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss; as a result, a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of a structured note. See "Use of Leverage and Related Risks" below. Structured notes will be treated as Senior Loans for purposes of the Trust's policy of normally investing at least 80% of its assets in Senior Loans, and may be subject to the Trust's leverage limitations.


     The Trust has adopted certain fundamental investment restrictions set forth in the Statement of Additional Information which may not be changed without a Shareholder vote. Except for such restrictions, the investment objective and policies of the Trust may be changed by the Board of Trustees without Shareholder action.

CERTAIN CHARACTERISTICS OF SENIOR LOANS

     A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions ("Lenders"). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

     Senior Loans include senior secured floating rate loans and institutionally traded senior secured floating rate debt obligations issued by an asset-backed pool, and interests therein. Loan interests generally take the form of direct interests acquired during a primary distribution and may also take the form of participation interests in, assignments of, or novations of a Senior Loan acquired in secondary markets. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.


     The Trust may purchase "Assignments" from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     The Trust also may invest without limit in "Participations." Participations by the Trust in a Lender's portion of a Senior Loan typically will result in the Trust having a contractual relationship only with such Lender, not with the Borrower. As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower and the Trust may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Trust may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Trust may be treated as a general creditor of such Lender. The selling Lenders and other persons interpositioned between such Lenders and the Trust with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

     The Trust will only acquire Participations if the Lender selling the Participation, and any other persons interpositioned between the Trust and the Lender, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized rating agency (each a "Rating Agency")) or determined by the Adviser to be of comparable quality. Similarly, the Trust will purchase an Assignment or Participation or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the Adviser to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of short-term debt obligations but the effect of industry characteristics and market compositions may be more pronounced. A description of the corporate bond ratings of Moody's and S&P is included as Appendix A to the Statement of Additional Information.

OTHER INCOME PRODUCING SECURITIES

     The Trust, with respect to 20% of its total assets, may purchase a variety of U.S. and foreign corporate and government debt obligations that are U.S. dollar-denominated. The Adviser may consider capital appreciation potential when investing in such income producing debt securities, which may have fixed, variable or floating rates of interest. These securities may include (i) interests in loans from Borrowers that are not secured by any, or that have lower than senior claim on, collateral, (ii) other income producing securities such as investment and non-investment grade corporate debt securities and U.S. government and U.S. dollar-denominated foreign government or supranational debt securities (subject to the limit that no more than 10% of the Trust's total assets may be invested in securities with a fixed rate of interest), and (iii) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates.

USE OF LEVERAGE AND RELATED RISKS

     The Trust expects to utilize leverage through borrowings, including the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. The Trust intends to utilize leverage in an amount up to approximately 33 1/3% of its total assets (including the amount obtained from leverage). The Trust generally will not utilize leverage if the Adviser anticipates that it would result in a lower return to Shareholders for any significant amount of time. The Trust also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.


     Leverage creates risks for holders of the Shares, including the likelihood of greater volatility of net asset value and market price of the Shares. Although there is a risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares may adversely affect the return to the holders of the Shares, the Adviser believes that this should be mitigated when the Trust uses leverage with floating rate costs, because the Trust's costs of leverage and its portfolio of Senior Loans will ordinarily have similar floating rates of interest. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Trust will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. The Adviser in its best judgment nevertheless may determine to maintain the Trust's leveraged position if it deems such action to be appropriate in the circumstances. As discussed under "Management of the Trust," during periods in which the Trust is utilizing leverage the fees paid to Eaton Vance for investment advisory and administrative services will be higher than if the Trust did not utilize leverage because the fees paid will be calculated on the basis of the Trust's total assets, including proceeds from borrowings for leverage and the issuance of preferred shares.


     Capital raised through leverage will be subject to interest costs or dividend payments which may exceed the income and appreciation on the assets purchased. The Trust also may be required to maintain, among other things, minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; any such requirements will increase the cost of borrowing over the stated interest rate. The issuance of preferred shares involves offering expenses and other costs and may limit the Trust's freedom to pay dividends on Shares or to engage in other activities. Borrowings and the issuance of a class of preferred shares having priority over the Trust's Shares create an opportunity for greater return per Share, but at the same time such leveraging is a speculative technique in that it will increase the Trust's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing additional classes of securities (and other Trust expenses), the use of leverage will diminish the investment performance of the Trust's Shares compared with what it would have been without leverage.

     Certain types of borrowings may result in the Trust being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies which may issue ratings for any corporate debt securities or preferred shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Trust's portfolio in accordance with the Trust's investment objective and policies. The Trust currently is in preliminary negotiations with commercial banks to arrange a credit facility. The terms of any agreements relating to the credit facility, including commitment and facility fees and the rate of interest charged on such borrowings, have not been determined and are subject to a definitive agreement and other conditions.


     Under the Investment Company Act, the Trust is not permitted to incur indebtedness unless immediately after such incurrence the Trust has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the Trust's total assets). Additionally, under the Investment Company Act, the Trust may not declare any dividend or other distribution upon any class of its capital shares (including the Shares), or purchase any such capital shares, unless the aggregate indebtedness of the Trust has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the Investment Company Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Trust's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Trust's total assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the net asset value of the Trust's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Trust intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%.


     The Trust's willingness to borrow money and issue new securities for investment purposes, and the amount the Trust will borrow or issue, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.


     Assuming the utilization of leverage in the amount of approximately 33 1/3% of the Trust's total assets and an annual interest rate on borrowings of 6.10% payable on such leverage based on market rates as of the date of this Prospectus, the annual return that the total assets in the Trust's portfolio must experience (net of expenses) in order to cover such interest payments would be 2.03%. The Trust's actual cost of leverage will be based on market rates at the time the Trust undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

     The following table is designed to illustrate the effect on the return to a holder of the Trust's Shares of leverage in the amount of approximately 33 1/3% of the Trust's total assets, assuming hypothetical annual returns of the Trust's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assuming Portfolio Return (net of expenses).......     (10)%      (5)%      0%      5%      10%
Corresponding Share Return Assuming 33 1/3%
  Leverage........................................  (18.05)%  (10.55)%  (3.05)%  4.45%   11.95%

     Until the Trust borrows or issues preferred shares, the Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust's investment objective and policies.

ADDITIONAL RISK CONSIDERATIONS

     Interest Rate Risk. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Trust's net asset value will vary, the Trust's management expects the Trust's policy of acquiring primarily interests in floating rate Senior Loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in the Trust's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Trust's net asset value. Moreover, as much as 10% of the total assets of the Trust may be invested in income securities with fixed rates of interest, which may lose value in direct response to market interest rate increases.

     Credit Risk. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Trust. Although, with respect to Senior Loans, the Trust generally will invest only in Senior Loans that the Adviser believes are secured by specific collateral the value of which equals or exceeds the principal amount of the Senior Loan at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. Some Senior Loans in which the Trust may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Trust, including, in certain circumstances, invalidating such Senior Loans.


     Senior Loans in which the Trust will invest often are not rated by a Rating Agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Although the Trust will have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. Borrowers may have outstanding debt obligations that are rated below investment grade by a Rating Agency. More recently, such Rating Agencies have begun rating Senior Loans and many Senior Loans have been assigned a rating below investment grade. The Trust will invest in such Senior Loans. Debt securities which are unsecured and rated below investment grade are viewed by the Rating Agencies as having speculative characteristics and are commonly known as "junk bonds." A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the Statement of Additional Information. Because of the protective features of Senior Loans (being senior and secured by specific collateral), the Adviser believes, based on its experience, that these ratings do not necessarily reflect the true risk of loss of principal or interest on a Senior Loan. For example, the Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. Accordingly, the Adviser generally does not take ratings into account when determining whether to invest in a Senior Loan and, in any event, does not view ratings as a determinative factor in its investment decisions. Investing in Senior Loans does, however, involve investment risk, and some Borrowers default on their Senior Loan payments. The Trust attempts to manage these risks through portfolio diversification and careful analysis and monitoring of Borrowers. As a result, the Trust is more dependent on the Adviser's credit analysis abilities than a fund that invests in other types of debt securities.

     The Trust may invest up to 20% of its total assets in: Loans from Borrowers that are not secured by any, or that have lower than a senior claim on, collateral; in warrants and equity securities acquired in connection with the Trust's ownership of Senior Loans; and in other income producing securities such as investment grade and below investment grade corporate debt securities and U.S. government and U.S. dollar-denominated foreign government or supranational debt securities (subject to the limit that no more than 10% of the Trust's total assets may be invested in securities with a fixed rate of interest). Securities rated below investment grade are commonly referred to as "junk bonds."

     Securities rated below investment grade or unrated securities of comparable quality ("lower quality securities") are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The prices of lower quality securities are also more likely to react to real or perceived developments affecting market and credit risk than are prices of investment grade quality securities ("high quality securities"), which react primarily to movements in the general level of interest rates. A substantial portion of the Trust's portfolio of Senior Loans and other debt securities may be lower quality securities issued in connection with mergers, acquisitions, leveraged buy-outs, recapitalizations and other highly leveraged transactions, which pose a higher risk of default or bankruptcy of the issuer than other higher quality debt securities, particularly during periods of deteriorating economic conditions and contraction in the credit markets. The investments in the Trust's portfolio will have speculative characteristics.


     Foreign Securities. Although the Trust will only invest in U.S. dollar-denominated income securities, the Trust may invest in Senior Loans and other debt securities of non-U.S. issuers. Investment in securities of non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including among others the issuer's balance of payments, overall debt level, and cash flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. Supranational organizations do not have taxing powers, so they are dependent upon their members' continued support in order to meet interest and principal payments. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in the payment or delivery of securities and interest or in the recovery of assets held abroad) and expenses not present in the settlement of domestic investments. Investments may include securities issued by the governments of lesser-developed countries, which are sometimes referred to as "emerging markets." There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, armed conflict and diplomatic developments which could affect the value of the Trust's investments in certain foreign countries.


     Liquidity Risk. Senior Loans, at present, are generally not readily marketable and are subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for many of the Senior Loans in which the Trust will invest. Where a secondary market exists, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans are thus relatively illiquid, which illiquidity may impair the Trust's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. The Trust has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The substantial portion of the Trust's assets invested in Senior Loan interests may restrict the ability of the Trust to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Trust and holders of Shares. The risks associated with illiquidity are particularly acute in situations where the Trust's operations require cash, such as if the Trust tenders for its Shares, and may result in the Trust borrowing to meet short-term cash requirements.

     Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment by the Trust may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans held by the Trust.


     Closed-End Funds. The Trust is a closed-end investment company with no history of operations and is designed primarily for long-term investors and not as a trading vehicle. The shares of closed-end investment companies often trade at a discount from their net asset value, and the Trust's Shares may likewise trade at a discount from net asset value. The trading price of the Trust's Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Shares. This market price risk may be greater for investors who sell their Shares within a relatively short period after completion of this offering.

     Non-Diversification. The Trust has registered as a "non-diversified" investment company under the 1940 Act so that, subject to its investment restrictions and in connection with federal income tax rules applicable to the Trust, with respect to 50% of its total assets, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or single Lender, although it has no current intention to do so. The Trust will not invest more than 10% of the value of its assets in securities (including interests in Senior Loans) of any single Borrower. Moreover, the Trust may invest more than 10% (but not more than 25%) of its total assets in Senior Loan interests for which the same intermediate participant is interposed between the Trust and the Borrower. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

     Year 2000 Compliance. The Trust could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Eaton Vance is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

     In addition, it is possible that the markets for Senior Loans and other securities in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning on or before January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected.

SPECIAL INVESTMENT PRACTICES

     The Trust may engage in the following investment practices to seek to enhance income or reduce investment risk, but has no current intention to do so.

     Interest Rate and Other Hedging Transactions. The Trust may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security or index) to seek to hedge against fluctuations in securities prices or interest rates. The Trust's transactions in derivative instruments may include the purchase or sale of futures contracts on securities, securities indices or other indices, other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; and interest rate swaps. The Trust's transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the Trust's initial investment in these instruments. In addition, the Trust may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Trust. Transaction costs will be incurred in opening and closing positions in derivative instruments. There can be no assurance that the Adviser's use of derivative instruments will be advantageous to the Trust.


     The Trust may use interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average time to interest rate reset of the Trust. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Adviser has had limited experience in the use of interest rate swaps but has utilized other types of hedging and risk management techniques. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Trust would be less favorable than what it would have been if this investment technique were never used.



     Securities Lending. The Trust may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. During the existence of a loan, the Trust will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Trust may pay lending fees to such borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Trust's Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned from securities loans of this type, net of administrative expenses and any finders or other fees, justifies the attendant risk. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The value of the securities loaned will not exceed 30% of the Trust's total assets.


     Repurchase Agreements. The Trust may enter into repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. Under a repurchase agreement, the Trust buys securities at one price and simultaneously promises to sell back those securities at a higher price. The Trust's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually within seven days of the original purchase date. In all cases, the Adviser must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy of the other party to a repurchase agreement, the Trust might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Trust purchased may have declined, the Trust could experience a loss.


     Reverse Repurchase Agreements. The Trust may also enter into "reverse" repurchase agreements which involve the sale of securities held and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Reverse repurchase agreements involve risks similar to those described above under "-- Use of Leverage" and expose the Trust to the credit risk of the counterparty.


                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES


     The management of the Trust, including general supervision of the duties performed by the Adviser under the Advisory Agreement, is the responsibility of the Trust's Board of Trustees under the laws of The Commonwealth of Massachusetts.

THE ADVISER


     Eaton Vance Management acts as the Trust's investment adviser under an Investment Advisory Agreement ("Advisory Agreement"). The Adviser's principal office is located at 24 Federal Street, Boston, MA 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. Eaton Vance (or its affiliates) currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of over $27 billion, of which approximately $25 billion is in investment companies. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.



     Eaton Vance was one of the first investment advisers to manage a portfolio of Senior Loans in a publicly offered investment company and has done so continuously since 1989. Eaton Vance currently offers Eaton Vance Prime Rate Reserves, a closed-end investment company that commenced investment operations in August, 1989, and EV Classic Senior Floating-Rate Fund, a closed-end fund that commenced investment operations in February, 1995. Each of these funds, as well as an offshore fund offered to non-U.S. investors, invests substantially all of its respective assets in the Senior Debt Portfolio, a registered investment company that serves as the vehicle through which such funds invest in a common portfolio of Senior Loans. For the three-year and five-year periods ended September 30, 1998 with respect to Eaton Vance Prime Rate Reserves, and for the three-year period ended September 30, 1998 with respect to the EV Classic Senior Floating-Rate Fund, each such fund was awarded five stars by Morningstar, Inc. Morningstar is an independent evaluator of public investment companies and publishes proprietary ratings reflecting historical risk-adjusted performance. Morningstar ratings are calculated from a fund's annual returns in excess of the 90-day U.S. Treasury bill returns, with appropriate fee adjustments and are further adjusted with a risk factor that reflects fund performance below 90-day Treasury bill returns. Eaton Vance Prime Rate Reserves and the EV Classic Senior Floating-Rate Fund are in the Morningstar Taxable Bond Fund category, which includes 1,491 (for such three year period) and 940 (for such five year period) other investment companies. A fund receives five stars if its risk-adjusted performance is in the top 10% of its rating category. Although these funds have substantially similar investment objectives and policies as the Trust, certain investment policies and restrictions of Eaton Vance Prime Rate Reserves and the EV Classic Senior Floating Rate Fund differ from those of the Trust. For example, such funds have not employed financial leverage for investment purposes and such funds have not invested in lower quality bonds with fixed rates of interest. Moreover, such funds are continuously offered and conduct quarterly tender offers so they have not been fully invested at all times. The portfolio holdings and investment performance of such funds will differ from those of the Trust. Past performance of such funds is not indicative of the Trust's performance.



     Under the general supervision of the Trust's Board of Trustees, the Adviser will carry out the investment and reinvestment of the assets of the Trust, will furnish continuously an investment program with respect to the Trust, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Trust investment advice and office facilities, equipment and personnel for servicing the investments of the Trust. The Adviser will compensate all Trustees and officers of the Trust who are members of the Adviser's organization and who render investment services to the Trust, and will also compensate all other Adviser personnel who provide research and investment services to the Trust. In return for these services, facilities and payments, the Trust has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of .85% of the average weekly gross assets of the Trust. Gross assets of the Trust shall be calculated by deducting accrued liabilities of the Trust not including the principal amount of any indebtedness constituting financial leverage. The Adviser has agreed to waive its investment advisory fee for the two-month period following the date of this Prospectus.



     Scott H. Page and Payson F. Swaffield are co-portfolio managers of the Trust and are responsible for day-to-day management of the Trust's investments. Mr. Page has been an employee of Eaton Vance since 1989 and Mr. Swaffield has been an employee of Eaton Vance since 1990. Each has been a Vice President of Eaton Vance since 1992 and has been involved in the management of Senior Loans throughout his tenure at Eaton Vance. They currently co-manage Senior Debt Portfolio (described above) with assets of approximately $5.8 billion on October 21, 1998.

     The Trust and the Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Adviser personnel to invest in securities (including securities that may be purchased or held by the Trust) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

     The Trust has engaged Eaton Vance to act as its administrator under an Administration Agreement (the "Administration Agreement"). Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust, subject to the supervision of the Trust's Board of Trustees. Eaton Vance will furnish to the Trust all office facilities, equipment and personnel for administering the affairs of the Trust. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Trust's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Trust's business. In return for these services, facilities and payments, the Trust is authorized to pay Eaton Vance as compensation under the Administration Agreement a fee in the amount of .25% of the average weekly gross assets of the Trust. The Administrator has agreed to waive its administration fee for the two-month period following the date of this Prospectus.

                            DISTRIBUTIONS AND TAXES

     The Trust intends to make monthly distributions of net investment income, after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The Trust will distribute annually any net short-term capital gain and any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Distributions to Shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Initial distributions to Shareholders are expected to be paid approximately 60 days after the completion of this offering. While there are any borrowings or preferred shares outstanding, the Trust may not be permitted to declare any cash dividend or other distribution on its Shares in certain circumstances. See "Description of Capital Structure."

     Distributions of the Trust's investment company taxable income (consisting generally of net investment income and net short-term capital gain) are taxable to Shareholders as ordinary income, whether paid in cash or reinvested in additional Shares. Distributions of the Trust's net capital gain ("capital gain dividends"), if any, are taxable to Shareholders at the rates applicable to long-term capital gains, regardless of the length of time Shares have been held by Shareholders. Distributions, if any, in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after such adjusted tax basis has been reduced to zero, will constitute capital gains to such holder (assuming such Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends).

     The Trust will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The Trust's distributions will not qualify for the dividends-received deduction for corporations.

     Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares and the amount received. If such Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the

Shares (which could occur, for example, if the Shareholder is a participant in the Plan (as defined below)). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

     An investor should be aware that if Shares are purchased in the open market shortly before the record date for any dividend (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Shares, in effect resulting in a taxable return of some of the purchase price. Shareholders that are not liable for tax on their income and whose Shares are not debt-financed are not required to pay tax on dividends they receive from the Trust. Taxable distributions to individuals and certain other non-corporate Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding of 31%.

     The foregoing briefly summarizes some of the important federal income tax consequences to Shareholders of investing in Shares and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors, individual retirement accounts and other retirement plans. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Investors should consult their tax advisers.

                           DIVIDEND REINVESTMENT PLAN

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), unless a Shareholder otherwise elects, all distributions of dividends (including all capital gain dividends) will be automatically reinvested in Shares.


     First Data Investor Services Group (the "Plan Agent") serves as agent for the Shareholders in administering the Plan. Shareholders who elect not to participate in the Plan will receive all distributions of dividends in cash paid by check mailed directly to the Shareholder of record (or if the Shares are held in street or other nominee name, then to the nominee) by First Data Investor Services Group as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date.



     Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding Shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued Shares on behalf of the participants. The number of newly issued Shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per Share on the date the Shares are issued, provided that the maximum discount from the then current market price per Share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participants in open-market purchases.



     In the event of a market discount on the dividend payment date, the Plan Agent will have up to 30 days after the dividend payment date to invest the dividend amount in Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Share exceeds the net asset value per Share, the average per Share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Shares, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued Shares on the dividend payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued Shares.

     The Plan Agent maintains all Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Shares held pursuant to the Plan in accordance with the instructions of the participants.

     In the case of Shareholders such as banks, brokers or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholder's name and held for the account of beneficial owners who participate in the Plan.

     There will be no brokerage charges with respect to Shares issued directly by the Trust as a result of dividends payable either in Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

     Shareholders participating in the Plan may receive benefits not available to Shareholders not participating in the Plan. If the market price (plus commissions) of the Trust's Shares is above their net asset value, participants in the Plan will receive Shares of the Trust at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash distribution they would have received on their Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Shares with a net asset value greater than the per Share value of any cash distribution they would have received on their Shares. However, there may be insufficient Shares available in the market to make distributions in Shares at prices below the net asset value. Also, since the Trust does not redeem its Shares, the price on resale may be more or less than the net asset value.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to the Plan Agent at P. O. Box 8030, Boston, MA 02266-8030. Please call 1-800-331-1710 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Standard Time if you have questions regarding the Plan.

                        DESCRIPTION OF CAPITAL STRUCTURE


     The Trust is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated September 23, 1998 (the "Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Trust may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Shares. The Declaration of Trust also authorizes the Trust to borrow money or otherwise obtain credit and in this connection issue notes or other evidence of indebtedness. The Trust intends to hold annual meetings of the holders of Shares in compliance with the requirements of the New York Stock Exchange.


     Shares. The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional Shares of beneficial interest, $0.01 par value per Share. Each Share represents an equal proportionate interest in the assets of the Trust with each other Share in the Trust. Holders of Shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of dividends to the holders of Shares. Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Trust, after paying or adequately providing for the payment of all liabilities of the Trust and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Trust among the holders of the Shares. The Declaration of Trust provides that Shareholders are not liable for any liabilities of the Trust, requires inclusion of a clause to that effect in every agreement entered into by the Trust and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

     While there are any borrowings or preferred shares outstanding, the Trust may not be permitted to declare any cash dividend or other distribution on its Shares, unless at the time of such declaration, (i) all accrued dividends on preferred shares or accrued interest on borrowings has been paid and (2) the value of the Trust's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Trust may be required to comply with other asset coverage requirements as a condition of the Trust obtaining a rating of the preferred shares from a Rating Agency or as a condition to borrowing money. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Trust's ability to make distributions on its Shares could in certain circumstances impair the ability of the Trust to maintain its qualification for taxation as a regulated investment company. The Trust intends, however, to the extent possible to purchase or redeem preferred shares or to repay borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Trust's status as a regulated investment company. See "Investment Objective, Policies and Risks" and "Distributions and Taxes." Depending on the timing of any such redemption or repayment, the Trust may be required to pay a premium in addition to the liquidation preference of the preferred shares or the principal amount of the borrowings to the holders thereof. See "--Borrowings" below.

     The Trust has no present intention of offering additional Shares, except as described herein. Other offerings of its Shares, if made, will require approval of the Board of Trustees. Any additional offering will not be sold at a price per Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Shareholders or with the consent of a majority of the Trust's outstanding Shares. The Shares have no preemptive rights.

     The Trust generally will not issue Share certificates. However, upon written request to the Trust's transfer agent, a share certificate will be issued for any or all of the full Shares credited to an investor's account. Share certificates which have been issued to an investor may be returned at any time.


     Repurchase Of Shares and Other Discount Corrective Measures. Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board of Trustees has determined that from time to time it may be in the interest of Shareholders for the Trust to take corrective actions. The Board of Trustees, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Shares and will consider such factors as the market price of the Shares, the net asset value of the Shares, the liquidity of the assets of the Trust, effect on the Trust's expenses, whether such transactions would impair the Trust's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Trust's ability to consummate such transactions. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Trust's Shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Shareholders, the Board of Trustees, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.

     Borrowings. The Declaration of Trust authorizes the Trust, without prior approval of the Shareholders, to borrow money in an amount up to 33 1/3% of the Trust's total assets (including the amount borrowed). In this regard, the Trust may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Trust's assets. In connection with such borrowing, the Trust may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Trust, immediately after any such borrowings, must have an "asset coverage" of at least 300%. With respect to any such borrowing, asset coverage means the ratio which the value of the total assets of the Trust, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities by the Trust. Certain types of borrowing may result in the Trust being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. Such restrictions may be more stringent than those imposed by the 1940 Act. The rights of lenders to the Trust to receive interest on and repayment of principal of any such borrowings will be senior to those of the Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Trust, including the payment of dividends to Shareholders in certain circumstances. Further, the terms of any such borrowing may and the 1940 Act does (in certain circumstances) grant to the lenders to the Trust certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Trust's status as a regulated investment company, the Trust, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely rank senior to or pari passu (on the same level as) with all other existing and future borrowings of the Trust. See "Investment Objective, Policies and Risks -- Use of Leverage and Related Risks." The Trust may also borrow up to an additional 5% of its total assets for temporary purposes, as permitted by the 1940 Act.



     The Trust currently expects that it may enter into definitive agreements with respect to a credit facility shortly after the closing of the offer and sale of the Shares offered hereby. The Trust is currently in negotiations with a limited number of large commercial banks to arrange a credit facility pursuant to which the Trust expects to be entitled to borrow an amount equal to approximately 33 1/3 of the Trust's total assets (inclusive of the amount borrowed) as of the closing of the offer and sale of the Shares offered hereby. Any such borrowings would constitute financial leverage. The terms of any agreements relating to such a credit facility have not been determined and are subject to definitive agreement and other conditions but the Trust anticipates that such a credit facility would have terms substantially similar to the following: (i) a final maturity not expected to exceed three years, subject to possible extension by the Trust; (ii) with respect to each draw under the facility, an interest rate equal to the lesser of LIBOR plus a stated premium or an alternate rate on the outstanding amount of each such draw, reset over periods ranging from one to six months; and (iii) payment by the Trust of certain fees and expenses including an underwriting fee, a commitment fee on the average undrawn amount of the facility, an ongoing administration fee and the expenses of the lenders under the facility incurred in connection therewith. The facility is not expected to be convertible into any other securities of the Trust, outstanding amounts are expected to be prepayable by the Trust prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Trust may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Trust expects to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. In addition the Trust expects that such a credit facility would contain covenants which, among other things, likely will limit the Trust's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Trust may be required to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Trust expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Trust will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

     Preferred Shares. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (the "Preferred Shares"), having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders.

     Under the requirements of the 1940 Act, the Trust must, immediately after the issuance of any Preferred Shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Trust, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Trust, if any, plus the aggregate liquidation preference of the Preferred Shares. If the Trust seeks a rating of the Preferred Shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the Preferred Shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Trust's Declaration of Trust) if and when it authorizes the Preferred Shares. The Trust may issue Preferred Shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the Preferred Shares may also enable the Trust to lengthen such intervals. At times, the dividend rate as redetermined on the Trust's Preferred Shares may approach or exceed the Trust's return after expenses on the investment of proceeds from the Preferred Shares and the Trust's leverage structure would result in a lower rate of return to Shareholders than if the Trust were not so structured. However, the Trust believes that the floating rate nature of Senior Loans in which the Trust invests helps mitigate against the risks of increased dividend costs as a result of redetermined market rates adversely impacting the return to Shareholders.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the terms of any Preferred Shares may entitle the holders of Preferred Shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the Preferred Shareholders would not be entitled to any further participation in any distribution of assets by the Trust.

     Anti-Takeover Provisions in the Declaration of Trust. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees, and could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. These provisions may have the effect of discouraging attempts to acquire control of the Trust, which attempts could have the effect of increasing the expenses of the Trust and interfering with the normal operation of the Trust. The Board of Trustees is divided into three classes, with the term of one class expiring at each annual meeting of Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of Shares of the Trust that elected such Trustee and is entitled to vote on the matter.

     In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Trust, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Trust. The transactions subject to these special approval requirements are:
(i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; (ii) the issuance of any securities of the Trust to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

     The Board of Trustees has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

     Conversion to Open-End Fund. The Trust may be converted to an open-end investment company at any time if approved by the lesser of (i) 2/3 or more of the Trust's then outstanding Shares and preferred shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Shares and preferred shares (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Trust could not occur until 90 days after the Shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all Shareholders. The composition of the Trust's portfolio likely would prohibit the Trust from complying with regulations of the SEC applicable to open-end investment companies. Accordingly, conversion likely would require significant changes in the Trust's investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. Conversion of the Trust to an open-end investment company also would require the redemption of any outstanding Preferred Shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Trust with respect to the Shares. In the event of conversion, the Shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Trust's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Trust to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new Shares would be sold at net asset value plus a sales load.

                                  UNDERWRITING

     The underwriters named below (the "Underwriters"), acting through PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York, A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri, Prudential Securities Incorporated, One New York Plaza, New York, New York, Dain Rauscher Wessels, a division of Dain Rauscher Incorporated, 60 South Sixth Street, Minneapolis, Minnesota, Fahnestock & Co. Inc., 125 Broad Street, New York, New York, First of Michigan Corporation, 300 River Place, Detroit, Michigan, Gruntal & Co., L.L.C., One Liberty Plaza, New York, New York, Interstate/Johnson Lane Corporation, 945 East Paces Ferry Road, Atlanta, Georgia, Janney Montgomery Scott Inc., 1801 Market Street, Philadelphia, Pennsylvania, Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland, McDonald & Company Securities, Inc., 800 Superior Avenue, Cleveland, Ohio, and Wheat First Union, a division of Wheat First Securities, Inc., 901 East Byrd Street, Richmond, Virginia as their representatives (the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Trust and Eaton Vance (the "Underwriting Agreement"), to purchase from the Trust the number of Shares set forth opposite their respective names. The Underwriters are committed to purchase all of such Shares if any are purchased.



                        UNDERWRITER                                 NUMBER OF SHARES
                        -----------                                 ----------------
PaineWebber Incorporated....................................
A.G. Edwards & Sons, Inc. ..................................
Prudential Securities Incorporated..........................
Dain Rauscher Wessels.......................................
Fahnestock & Co. Inc. ......................................
First of Michigan Corporation...............................
Gruntal & Co., L.L.C. ......................................
Interstate/Johnson Lane Corporation.........................
Janney Montgomery Scott Inc. ...............................
Legg Mason Wood Walker, Incorporated........................
McDonald & Company Securities, Inc. ........................
Wheat First Securities, Inc. ...............................
ABN AMRO Chicago Corporation................................
Bear, Stearns & Co. Inc. ...................................
BT Alex. Brown Incorporated.................................
Chase Securities Inc. ......................................
CIBC Oppenheimer Corp. .....................................
Schroder & Co. Inc. ........................................
SG Cowen Securities Corporation.............................
Advest, Inc. ...............................................
Robert W. Baird & Co. Incorporated..........................
J.C. Bradford & Co. ........................................
Crowell, Weedon & Co. ......................................
Everen Securities, Inc. ....................................
Fifth Third/The Ohio Company................................
First Albany Corporation....................................
Fleet Securities, Inc. .....................................
Gibraltar Securities Co. ...................................
Josephthal & Co. Inc. ......................................
Morgan Keegan & Company, Inc. ..............................
Parker/Hunter Incorporated..................................
Pennsylvania Merchant Group.................................
Piper Jaffray Inc. .........................................
Ragen Mackenzie Incorporated................................
Roney Capital Markets.......................................
Scott & Stringfellow, Inc. .................................
Stephens Inc. ..............................................
Stifel, Nicolaus & Company, Incorporated....................
Suntrust Equitable Securities Corporation...................
Sutro & Co. Incorporated....................................
C.E. Unterberg, Towbin......................................
Van Kasper & Company........................................
Allen & Company of Florida Inc. ............................

                        UNDERWRITER                                 NUMBER OF SHARES
                        -----------                                 ----------------
Ferris, Baker Watts, Inc. ..................................
First Southwest Company.....................................
J.B. Hanauer & Company......................................
Johnston, Lemon & Co. Incorporated..........................
JW Genesis Capital Markets, LLC.............................
Moors & Cabot, Inc. ........................................
NatCity Investments, Inc. ..................................
David A. Noyes & Company....................................
Paulson Investment Company, Incorporated....................
Southwest Securities, Inc. .................................
M.L. Stern & Co., Inc. .....................................
TD Securities Inc. .........................................
Utendahl Capital Partners, L.P. ............................
                                                                      -----------

          Total.............................................
                                                                      ===========


     The Trust has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus to purchase up to an additional
               Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Shares proportionate to such Underwriter's initial commitment.


     As set forth in the notes to the table on the cover page of this Prospectus, Eaton Vance or an affiliate (not the Trust) from its own assets has agreed to pay a commission to the Underwriters in the amount of $0.45 per Share (4.50% of the public offering price per Share) or an aggregate amount of $
($     assuming full exercise of the over-allotment option) for all Shares covered by this Prospectus. Such payment will be the legal obligation of Eaton Vance or an affiliate and made out of its own assets and will not in any way represent an obligation of the Trust or its Shareholders. The Representatives
have advised the Trust that the Underwriters may pay up to $     per Share from
such payment received from Eaton Vance to selected dealers who sell the Shares and that the Underwriters and such dealers may reallow a concession of up to
$    per Share to certain other dealers who sell Shares. Eaton Vance (or an affiliate) has agreed to pay all offering expenses of the Trust that exceed $0.02 per share.


     Prior to this offering, there has been no public market for the Shares or any other securities of the Trust. The Trust has applied for listing of its Shares on the New York Stock Exchange under the symbol "EVF." In order to meet the requirements for listing the Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Shares to a minimum of 2,000 beneficial holders. The minimum investment requirement is 100 Shares ($1,000).

     The Trust and Eaton Vance have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     The Trust has agreed not to offer or sell any additional Shares of the Trust, other than as contemplated by this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Underwriters.

     The Representatives have informed the Trust that the Underwriters do not intend to confirm sale to any accounts over which they exercise discretionary authority.

     The Underwriters may take certain actions to discourage short-term trading of Shares during a period of time following the initial offering date. Included in these actions is the withholding of the concession and other payments to dealers in connection with Shares which were sold by such dealers and which are repurchased for the account of the Underwriters during such period. In addition, physical delivery of certificates representing Shares is required to transfer ownership of Shares for a certain period. Until the distribution of Shares is completed, rules of the SEC may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Shares. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the Shares. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Shares. If the Underwriters create a short position in the Shares in connection with the offering, i.e., if they sell more Shares than are set forth on the cover page of this Prospectus, then the Underwriters may reduce that short position by purchasing Shares in the open market. The Underwriters may also elect to reduce any short position by exercising all or a part of the over-allotment option described above. In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. In addition, the Underwriters may impose "penalty bids" under contractual arrangements with dealers participating in the offering whereby it may reclaim the selling concession with respect to Shares distributed in the offering but subsequently purchased for the account of the Underwriters in the open market. Neither the Trust nor the Underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Shares. In addition, neither the Trust nor the Underwriters make any representation that the Underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.


     Under the terms of and subject to the conditions of the Underwriting Agreement, the Underwriters are committed to purchase and pay for all Shares offered hereby if any are purchased. The Underwriting Agreement provides that it may be terminated at or prior to the closing date for the purchase of the Shares if, in the judgement of the Representatives, payment for the delivery of the Shares is rendered impracticable or inadvisable because (1) trading in the equity securities of the Trust is suspended by the SEC, by an exchange that lists the Shares, or by the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ"), (2) trading in securities generally on the New York Stock Exchange or NASDAQ shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, (3) additional material governmental restrictions, not in force on the date of the Underwriting Agreement, have been imposed upon trading in securities generally or trading in securities generally has been suspended on any U.S. securities exchange, (4) a general banking moratorium has been established by Federal or New York authorities, or (5) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crisis occurs, the effect of which is such as to make it impracticable to market any or all of the Shares. The Underwriting Agreement also may be terminated if any of the conditions specified in the Underwriting Agreement have not been fulfilled when and as required by such agreement.


     The Trust anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

     As described below under "Shareholder Servicing Agent, Custodian and Transfer Agent," Painewebber Incorporated will provide shareholder services to the Trust pursuant to a Shareholder Servicing Agreement with Eaton Vance. Eaton Vance will pay a monthly fee on an annual basis equal to .10% of the average weekly gross assets of the Trust for such services.

           SHAREHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT


     Pursuant to a Shareholder Servicing Agreement between PaineWebber Incorporated (the "Shareholder Servicing Agent") and Eaton Vance, the Shareholder Servicing Agent will (i) undertake to make public information pertaining to the Trust on an ongoing basis and to communicate to investors and prospective investors the Trust's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Trust, if reasonably obtainable, for the purpose of maintaining the visibility of the Trust in the investor community; (iii) at the request of Eaton Vance, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Trust, and consult with representatives and Trustees of the Trust in connection therewith, which information and reports shall include:

(a) statistical and financial market information with respect to the Trust's market performance and (b) comparative information regarding the Trust and other closed-end management investment companies with respect to (1) the net asset value of their respective shares, (2) the respective market performance of the Trust and such other companies and (3) other relevant performance indicators; and (iv) at the request of Eaton Vance, provide information to and consult with the Board of Trustees with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Trust, conversion of the Trust to an open-end investment company, liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, Eaton Vance will pay the Shareholder Servicing Agent a fee equal on an annual basis to .10% of the Trust's average weekly gross assets, payable in arrears at the end of each calendar month. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to Eaton Vance for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct by the Shareholder Servicing Agent. The Shareholder Servicing Agreement will continue for an initial term of two years and thereafter for successive one-year periods unless terminated by either party upon 60 days written notice.


     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116 is the custodian of the Trust and will maintain custody of the securities and cash of the Trust. IBT maintains the Trust's general ledger and computes net asset value per share at least weekly. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Trust's investments, and receives and disburses all funds. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.


     First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 is the transfer agent and dividend disbursing agent of the Trust.


                                 LEGAL OPINIONS

     It is expected that certain legal matters in connection with the Shares offered hereby will be passed upon for the Trust by Kirkpatrick & Lockhart LLP, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP and its affiliated entities.

                             ADDITIONAL INFORMATION

     The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-225-6265.

     Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                               PAGE
                                                              ------
Additional Investment Information and Restrictions..........  B-2
Trustees and Officers.......................................  B-6
Investment Advisory and Other Services......................  B-8
Determination of Net Asset Value............................  B-9
Portfolio Trading...........................................  B-10
Taxes.......................................................  B-11
Other Information...........................................  B-12
Auditors....................................................  B-12
Independent Auditors Report.................................  B-13
Statement of Assets and Liabilities.........................  B-14
Appendix A: Ratings of Corporate Bonds......................  B-15

---------------------------------------------------------------
---------------------------------------------------------------

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
INFORMATION OR TO MAKE ANY REPRESENTATIONS IN
CONNECTION WITH THIS OFFERING OTHER THAN THOSE
CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE,
SUCH OTHER INFORMATION AND REPRESENTATIONS MUST NOT
BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE
TRUST OR THE UNDERWRITERS. NEITHER THE DELIVERY OF
THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL,
UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT
THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE TRUST
SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED
HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR
A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER
THAN THE REGISTERED SECURITIES TO WHICH IT RELATES. THIS
PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES IN ANY
CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS
UNLAWFUL.

                            ------------------------

                               TABLE OF CONTENTS


                                              PAGE
                                              ----
Prospectus Summary..........................    1
Trust Expenses..............................    8
The Trust...................................    9
Use of Proceeds.............................    9
Investment Objective, Policies and Risks....    9
Management of the Trust.....................   18
Distributions and Taxes.....................   20
Dividend Reinvestment Plan..................   21
Description of Capital Structure............   22
Underwriting................................   27
Shareholder Servicing Agent, Custodian and
  Transfer Agent............................   29
Legal Opinions..............................   30
Additional Information......................   31
Table of Contents for the Statement of
  Additional Information....................   31


                            ------------------------


    UNTIL NOVEMBER 21, 1998, ALL DEALERS EFFECTING TRANSACTIONS IN THE REGISTERED SECURITIES WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.


---------------------------------------------------------------
---------------------------------------------------------------
---------------------------------------------------------------
---------------------------------------------------------------

                                              SHARES

                               EATON VANCE SENIOR
                                  INCOME TRUST

                               [EATON VANCE LOGO]

                            ------------------------
                                   PROSPECTUS
                            ------------------------
                            PAINEWEBBER INCORPORATED
                           A.G. EDWARDS & SONS, INC.
                       PRUDENTIAL SECURITIES INCORPORATED
                             DAIN RAUSCHER WESSELS
                    A DIVISION OF DAIN RAUSCHER INCORPORATED
                             FAHNESTOCK & CO. INC.
                         FIRST OF MICHIGAN CORPORATION
                                 GRUNTAL & CO.
                            INTERSTATE/JOHNSON LANE
                                  CORPORATION
                          JANNEY MONTGOMERY SCOTT INC.
                             LEGG MASON WOOD WALKER
                                  INCORPORATED
                               MCDONALD & COMPANY
                                SECURITIES, INC.
                               WHEAT FIRST UNION
                            ------------------------

                                OCTOBER 27, 1998

---------------------------------------------------------------
---------------------------------------------------------------

                                                 STATEMENT OF

                                                 ADDITIONAL INFORMATION


                                                 OCTOBER 27, 1998


                        EATON VANCE SENIOR INCOME TRUST
                               24 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110
                                 (800) 225-6265

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Additional Investment Information and Restrictions..........   B-2
Trustees and Officers.......................................   B-6
Investment Advisory and Other Services......................   B-8
Determination of Net Asset Value............................   B-9
Portfolio Trading...........................................  B-10
Taxes.......................................................  B-11
Other Information...........................................  B-12
Auditors....................................................  B-12
Independent Auditors Report.................................  B-13
Statement of Assets and Liabilities.........................  B-14
Appendix A: Ratings of Corporate Bonds......................  B-15

--------------------------------------------------------------------------------


     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE SENIOR INCOME TRUST (THE "TRUST") DATED OCTOBER 27, 1998, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE TRUST AT 1-800-225-6265.

     Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Trust's Prospectus.

               ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

     Lending Fees. In the process of buying, selling and holding Senior Loans the Trust may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Trust buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Trust may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Trust may include covenant waiver fees and covenant modification fees.


     Borrower Covenants. A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the Lender or lending syndicate (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Senior Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder of a Senior Loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.



     Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Trust will generally rely upon the Agent or an intermediate participant to receive and forward to the Trust its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Trust has direct recourse against the Borrower, the Trust will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Trust will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Trust and the other lenders pursuant to the applicable Loan Agreement.


     A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan

Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Trust were determined to be subject to the claims of the Agent's general creditors, the Trust might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

     Prepayments. Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Trust derives interest income will be reduced. However, the Trust may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Trust's performance because the Trust should be able to reinvest prepayments in other Senior Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Trust's yield.

     Other Information Regarding Senior Loans. From time to time, the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from the Trust or may be intermediate participants with respect to Senior Loans in which the Trust owns interests. Such banks may also act as Agents for Senior Loans held by the Trust.


     The Trust may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Trust may also invest in Senior Loans of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.



     To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Trust will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Trust may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans. During any such period in which the Senior Loan is temporarily unsecured, such Senior Loans will not be treated as secured Senior Loans for purposes of the Trust's policy of investing in normal market conditions at least 80% of its total assets in such secured Senior Loans.


     If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Trust's security interest in the loan collateral or subordinate the Trust's rights under the Senior Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Trust. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Trust's security interest in loan collateral. If the Trust's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Trust would be able to recover the full amount of the principal and interest due on the Loan.

     Interest Rate Swaps. The Trust may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. For example, if the Trust holds a Senior Loan with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the Senior Loan because of subsequent changes in interest rates. This would protect the Trust from a decline in the value of the Senior Loan due to rising interest rates, but would also limit its ability to benefit from falling interest rates.

     The Trust will enter into interest rate swaps only on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging and risk management purposes and because a segregated account will be used, the Trust will not treat them as being subject to the Trust's borrowing restrictions. The net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Trust's custodian. The Trust will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.


     Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Trust is contractually obligated to make or receive. Since interest rate swaps are individually negotiated, the Trust expects to achieve an acceptable degree of correlation between its rights to receive interest on Senior Loans and its rights and obligations to receive and pay interest pursuant to interest rate swaps.



     Credit Derivatives. The Trust may engage in credit derivative transactions. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives; swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. Credit derivative transaction exposure will be limited to 10% of the total assets of the Trust.

     Investment Restrictions. The following investment restrictions of the Trust are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Trust's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Trust present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Trust. As a matter of fundamental policy the Trust may not:

          (1) Borrow money, except as permitted by the 1940 Act;

          (2) Issue senior securities, as defined in the 1940 Act, other than
     (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

          (3) Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of loan interests, securities or other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

          (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

          (5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Trust is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

          (6) Purchase any security if, as a result of such purchase, 25% or more of the Trust's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

          (7) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Trust reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; or

          (8) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments.

     For the purpose of investment restriction (6), the Trust will consider all relevant factors in determining who is the issuer of the loan interest, including: the credit quality of the Borrower, the amount and quality of the collateral, the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the Senior Loan, the interest rate environment, and general economic conditions applicable to the Borrower and such interpositioned person.

     The Trust has adopted the following nonfundamental investment policy which may be changed by the Trustees without approval of the Trust's shareholders. As a matter of nonfundamental policy, the Trust may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

     Notwithstanding the investment policies and restrictions of the Trust, upon Board of Trustee approval the Trust may invest its investable assets in one or more other management investment companies to the extent permitted by the 1940 Act and rules thereunder.

     Whenever an investment policy or investment restriction set forth in the Prospectus or this Statement of Additional Information states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Trust's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Trust to dispose of such security or other asset. Notwithstanding the foregoing, the Trust must always be in compliance with the borrowing policies set forth above.

                             TRUSTEES AND OFFICERS


     The Trust's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110. Those Trustees who are "interested persons" of the Trust as defined in the 1940 Act by virtue of their affiliation with Eaton Vance, BMR, EVC or EV, are indicated by an asterisk(*).



JAMES B. HAWKES (57), PRESIDENT AND TRUSTEE* (1)


Chairman, President and Chief Executive Officer of Eaton Vance, BMR and their corporate parent and trustee (EVC and EV). Director of EVC and EV. Trustee and officer of various investment companies managed by Eaton Vance or BMR.


DONALD R. DWIGHT (67), TRUSTEE (1)
President of Dwight Partners, Inc. (a corporate relations and communications company). Trustee of various investment companies managed by Eaton Vance or BMR.
Address:  Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (63), TRUSTEE (2)
Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Trustee of Kobrick-Cendant Investment Trust (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address:  345 Nahatan Road, Westwood, Massachusetts 02090

NORTON H. REAMER (63), TRUSTEE (2)
Chairman of the Board and Chief Executive Officer, United Asset Management Corporation (a holding company owning institutional investment management firms); Chairman, President and Director of UAM Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address:  One International Place, Boston, Massachusetts 02110


JOHN L. THORNDIKE (72), TRUSTEE (3)


Former Director of Fiduciary Company Incorporated. Trustee of various investment companies managed by Eaton Vance or BMR.

Address:  175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (68), TRUSTEE (3)
Investment Adviser and Consultant. Trustee of various investment companies managed by Eaton Vance or BMR.
Address:  504 Via Almar, Palos Verdes Estates, California 90274


SCOTT H. PAGE (38), VICE PRESIDENT


Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

PAYSON F. SWAFFIELD (42), VICE PRESIDENT

Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.


MICHAEL W. WEILHEIMER (37), VICE PRESIDENT

Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.


JAMES L. O'CONNOR (53), TREASURER

Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.



ALAN R. DYNNER (58), SECRETARY

Vice President and Chief Legal Officer of Eaton Vance, BMR, EVC and EV since November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (62), ASSISTANT TREASURER AND ASSISTANT SECRETARY

Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.


A. JOHN MURPHY (35), ASSISTANT SECRETARY

Assistant Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.


ERIC G. WOODBURY (41), ASSISTANT SECRETARY

Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

---------------

(1) Class I Trustee whose term expires in 1999.

(2) Class II Trustee whose term expires in 2000.

(3) Class III Trustee whose term expires in 2001.

     Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Trust or its shareholders.

     The Nominating Committee of the Board of Trustees of the Trust is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

     Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust.


     Trustees of the Trust who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Trust in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Trust's assets, liabilities, and net income per share, and will not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for its Trustees.


     The fees and expenses of the noninterested Trustees of the Trust are paid by the Trust. (The Trustees of the Trust who are members of the Eaton Vance organization receive no compensation from the Trust.) During the year ended December 31, 1997, the noninterested Trustees of the Trust earned the compensation set forth below in their capacities as Trustees from the funds in the Eaton Vance fund complex(1). It is estimated that the noninterested Trustees will receive from the Trust the amounts set forth below for the fiscal year ending June 30, 1999.


                                                       ESTIMATED        TOTAL COMPENSATION
                                                      COMPENSATION        FROM TRUST AND
                        NAME                           FROM TRUST          FUND COMPLEX
                        ----                          ------------      ------------------
Donald R. Dwight....................................     $2,190              $160,000(2)
Samuel L. Hayes, III................................      2,280               170,000(3)
Norton H. Reamer....................................      2,170               160,000
John L. Thorndike...................................      2,218               160,000(4)
Jack L. Treynor.....................................      2,441               170,000


---------------

(1) As of January 1, 1998 the Eaton Vance fund complex consists of 159 registered investment companies or series thereof.

(2) Includes $60,000 of deferred compensation.

(3) Includes $42,500 of deferred compensation.

(4) Includes $117,524 of deferred compensation.

                     INVESTMENT ADVISORY AND OTHER SERVICES


     Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.


     The Trust will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or Administration Agreement. Such costs and expenses to be borne by the Trust include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws, stock exchange listing fees and governmental fees; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses;

interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Trust shares; and investment advisory and administration fees. The Trust will also bear expenses incurred in connection with any litigation in which the Trust is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

     The Advisory Agreement with the Adviser continues in effect to February 28, 2000 and from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust or of the Adviser cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding interests of the Trust. The Trust's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Trust's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Trust or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Trust. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Trust for any loss incurred, to the extent not covered by insurance.

     BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. BMR, Eaton Vance and EV are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are M. Dozier Gardner, James B. Hawkes, Benjamin A. Rowland, Jr., John G.L. Cabot, John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of Eaton Vance are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Gardner, Hawkes, Rowland, and Alan R. Dynner, Thomas E. Faust, Jr., William M. Steul and Wharton P. Whitaker. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Trustees and Officers", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

     EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Trust, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Trust and such banks.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value per Share of the Trust is determined no less frequently than weekly, generally on the last day of the week that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Trust's net asset value per Share is determined by IBT, in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Trust's total assets, less its liabilities by the number of shares outstanding.



     Because Senior Loans are not currently actively traded in a public market, the Adviser, following procedures established by the Trust's Trustees, will value the Senior Loans held by the Trust at fair value. In valuing a Senior Loan, Eaton Vance will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Loan and any related agreements, and the position of the Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations (if considered reliable) for and trading in the Senior Loan and interests in similar Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the reputation and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the loan interest. The Trustees will monitor the market liquidity of Senior Loans and may require use of a pricing service or mark-to-market procedures for some or all of such holdings in the future.


     Non-loan holdings (other than short term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the- counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

     Short-term obligations which mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Trust was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Trust was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued by the Trust at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees of the Trust.

                               PORTFOLIO TRADING

     Specific decisions to purchase or sell securities for the Trust are made by employees of the Adviser who are appointed and supervised by its senior officers. Such employees may serve other clients of the Adviser in a similar capacity. Changes in the Trust's investments are reviewed by the Board.

     The Trust will acquire Senior Loans from major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions. In selecting financial institutions from which Senior Loans may be acquired, the Adviser will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While these financial institutions are generally not required to repurchase Senior Loans which they have sold, they may act as principal or on an agency basis in connection with their sale by the Trust.

     Other fixed-income obligations which may be purchased and sold by the Trust are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Trust may also purchase fixed-income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Trust will not pay significant brokerage commissions, on occasion it may be necessary or desirable to purchase or sell a security through a broker on an agency basis, in which case the Trust will incur a brokerage commission. Although spreads or commissions on portfolio transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Trust and the Adviser's other clients for providing brokerage and research services to the Adviser.

     The frequency of portfolio purchases and sales, known as the "turnover rate," will vary from year to year, and is expected to be less than 100% per annum.

     Securities considered as investments for the Trust may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Trust and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Trust will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Trust from time to time, it is the opinion of the Trustees of the Trust that the benefits from the Eaton Vance organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                     TAXES

     The following discussion is for general information purposes only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of Shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

     The Trust intends to qualify each year for treatment as a regulated investment company ("RIC"), under the Internal Revenue Code of 1986, as amended (the "Code"), in order to reduce or eliminate federal income tax. Accordingly, the Trust intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute a sufficient amount of its investment company taxable income so as to effect such qualification.

     Dividends and other distributions declared by the Trust in October, November or December of any year and payable to Shareholders of record on a date in any of those months will be deemed to have been paid by the Trust and received by the Shareholders on December 31st of that year if the distributions are paid by the Trust during January of the following year. Accordingly, those distributions will be taxed to Shareholders for the year in which that December 31st falls.


     To avoid a non-deductible 4% federal excise tax, the Trust must distribute to its Shareholders by the end of each calendar year substantially all of its ordinary income and capital gain net income, plus certain other amounts. Under current law, provided that the Trust qualifies as a RIC, it should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.


     Income and gains from investments in securities of foreign issuers may be subject to foreign income, withholding or other taxes, which may reduce the Trust's yield and/or total return. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. Shareholders will not be able to claim any foreign tax credit or deduction with respect to these foreign taxes.

     Certain investments of the Trust may bear original issue discount or market discount for tax purposes. The Trust will be required to include in income each year a portion of such original issue discount and may elect to include in income each year a portion of such market discount. In addition, the Trust may be required to include in income each year, for federal income tax purposes, income with respect to these or other investments even though the collectibility by the Trust of cash payments corresponding to such income is doubtful. The Trust may have to dispose of investments that it would otherwise have continued to hold to provide cash to enable it to satisfy its distribution requirements with respect to such income.

     Some of the Trust's investment practices (including those involving certain risk management transactions) may be subject to special provisions of the Code that, among other things, may defer the Trust's deduction of certain losses and affect the holding period of certain securities it holds and the character of certain gains or losses it realizes. These provisions may also require the Trust to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Trust will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

                               OTHER INFORMATION


     The Trust is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, Shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of Shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust property of any Shareholder held personally liable for the claims and liabilities to which a Shareholder may become subject by reason of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations. The Trust believes the risk of any Shareholder incurring any liability for the obligations of the Trust is remote.


     The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Trust or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

     The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Trust shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

     The Trust's Prospectus and Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

                                    AUDITORS


     Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent accountants for the Trust, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

                          INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
Eaton Vance Senior Income Trust:


     We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Income Trust (the "Fund") as of October 23, 1998. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statement based on our audit.


     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


     In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Eaton Vance Senior Income Trust as of October 23, 1998, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP


Boston, Massachusetts



October 26, 1998

                        EATON VANCE SENIOR INCOME TRUST

                      STATEMENT OF ASSETS AND LIABILITIES


                                OCTOBER 23, 1998



ASSETS:
     Cash...................................................  $100,000
     Deferred initial offering expenses.....................   400,000
     Deferred organization expenses.........................   110,000
                                                              --------
     Total assets...........................................  $610,000
                                                              --------
LIABILITIES:
     Organization expenses accrued..........................  $110,000
     Initial offering expenses accrued......................   400,000
                                                              --------
     Total liabilities......................................  $510,000
                                                              --------
Net assets applicable to 10,000 common shares of beneficial
  interest issued and outstanding...........................  $100,000
                                                              ========
NET ASSET VALUE AND OFFERING PRICE PER SHARE................  $  10.00
                                                              ========


                          NOTE TO FINANCIAL STATEMENT


     Eaton Vance Senior Income Trust was formed under a Declaration of Trust dated September 23, 1998 and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of 10,000 shares of its beneficial interest to Eaton Vance Management, the Fund's administrator. The deferred organization expenses are estimated to amount to $110,000. These expenses will be deferred and amortized over the period from the commencement of operations to June 30, 1999. The initial offering expenses, including federal and state registration and qualification fees, will be deducted from net proceeds, and will not exceed $0.02 per share, as Eaton Vance Management or an affiliate will pay any such expenses in excess of $0.02 per share. The initial offering expenses reflected above assume the initial sale of 20,000,000 shares. The amount paid by the Fund on any repurchase during the amortization period of any of the initial 10,000 common shares will be reduced by a pro rata portion of any unamortized organization expenses. Such proration is to be calculated by dividing the number of initial shares repurchased by the number of initial shares outstanding at the time of purchase.

                                   APPENDIX A

                           RATINGS OF CORPORATE BONDS

DESCRIPTION OF CORPORATE BOND RATINGS OF STANDARD & POOR'S RATING GROUP:

     AAA -- Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.


     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.


     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB -- Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B -- Bonds rated B have a greater vulnerability to default but presently have the capacity to meeting interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC -- Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     CC -- The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC -- debt rating.

     D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

DESCRIPTION OF BOND RATINGS OF MOODY'S INVESTORS SERVICE, INC.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

                        EATON VANCE SENIOR INCOME TRUST


                      STATEMENT OF ADDITIONAL INFORMATION


                                OCTOBER 27, 1998


--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, MA 02110

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
First Data Investor Services Group
P.O. Box 5123
Westborough; MA 01581-5123
(800) 262-1122

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP


125 Summer Street

Boston, MA 02110

SITSAI

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (1)  Financial Statements:

         Included in Part A:

               Not Applicable

         Included in Part B:

               Financial Statements for Eaton Vance Senior Income Trust:
                  Statement of Assets and Liabilities as of October 23, 1998 Independent Auditors' Report

     (2) Exhibits:

          (a) Agreement and Declaration of Trust dated September 23, 1998 filed as Exhibit (a) to the Registration Statement under the Securities Act of 1933 (1933 Act File No. 333-64151) and to the Registration Statement under the Investment Company Act of 1940 (1940 Act File No. 811-09013) filed with the Commission on September 24, 1998 (Registration Statement) and incorporated herein by reference.

          (b)  Amended By-Laws filed herewith.

          (c)  Not applicable

          (d) Specimen Certificate of Common Shares of Beneficial Interest filed herewith.

          (e)  Dividend Reinvestment Plan filed herewith.

          (f)  Not applicable

          (g) Investment Advisory Agreement dated October 19, 1998 filed herewith.

          (h) (1) Form of Underwriting Agreement dated October 27, 1998 filed herewith.

               (2) Amended and Restated Master Agreement Among Underwriters
                   filed herewith.

               (3) Amended and Restated Master Selected Dealer Agreement filed herewith.

          (i) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

          (j)  Custodian Agreement dated October 19, 1998 filed herewith.

          (k) (1) Transfer Agency and Services Agreement dated as of October 19, 1998 filed herewith.

               (2) Administration Agreement dated October 19, 1998 filed
                   herewith.

               (3) Form of Shareholder Servicing Agreement dated as of October
                   19, 1998 filed herewith.

          (l)  Opinion and Consent of Counsel filed herewith.

          (m)  Not applicable

          (n)  Consent of Independent Auditors' filed herewith.

          (o)  Not applicable

          (p) Letter Agreement with Eaton Vance Management dated October 23, 1998 filed herewith.

          (q)  Not applicable

          (r)  Financial Data Schedule filed herewith.

          (s)  Power of Attorney dated October 19, 1998 filed herewith.

ITEM 25. MARKETING ARRANGEMENTS
         See the Underwriting Agreement to be filed as Exhibit (h) herewith.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
         The following table sets forth the approximate expenses incurred in connection with the offerings of Registrant (some of which will be borne by the Investment Adviser):

   Registration fees........................................         $   84,573
   New York Stock Exchange Listing Fee......................         $  137,100
   National Association of Securities Dealers, Inc. Fees....         $   20,500
   Printing (other than stock certificates).................         $  463,384
   Engraving and printing stock certificates................         $   19,000
   Accounting fees and expenses.............................         $   10,000
   Legal fees and expenses..................................         $  100,000
                                                                     ----------
     Total..................................................         $  834,557
                                                                     ==========

Item 27. Persons Controlled by or under Common Control
         None.

Item 28. Number of Holders of Securities

                      (1)                                     (2)
                TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
     Common Shares of beneficial interest,                     1
           par value $.01 per share                          as of
                                                        October 23, 1998

ITEM 29. INDEMNIFICATION
      The Registrant's By-Laws filed herewith and the Underwriting Agreement to be filed contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

      Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant and the Adviser and any underwriter to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person or the Registrant and the Underwriters in connection with the successful defense of any action, suit or proceeding) is asserted against the

Registrant by such trustee, officer or controlling person or the Distributor in connection with the Common Shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
     Reference is made to: (i) the information set forth under the caption "Investment Advisory and Other Services" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS
      All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116, and its transfer agent, First Data Investor Services Group, 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, 24 Federal Street, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 32. MANAGEMENT SERVICES
      None.

ITEM 33. UNDERTAKINGS

      (1) Registrant undertakes to suspend offering of its Common Shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      (2)  Not applicable

      (3)  Not applicable

      (4)  Not applicable

      (5) (a) For purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

           (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be initial bona fide offering thereof.

      (6) The registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

                                     NOTICE

A copy of the Declaration of Trust of Eaton Vance Senior Income Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 26th day of October, 1998.


                                        EATON VANCE SENIOR INCOME TRUST

                                        By: /s/ James B. Hawkes
                                            ----------------------------
                                            James B. Hawkes, President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                          Title                     Date


/s/ James B. Hawkes              President (Chief Executive
---------------------------      Officer) and Trustee           October 26, 1998
James B. Hawkes


/s/ James L. O'Connor            Treasurer (Principal
---------------------------      Financial and Accounting
James L. O'Connor                Officer)                       October 26, 1998


Donald R. Dwight*                Trustee                        October 26, 1998
---------------------------
Donald R. Dwight


Samuel L. Hayes, III*            Trustee                        October 26, 1998
---------------------------
Samuel L. Hayes, III


Norton H. Reamer*                Trustee                        October 26, 1998
---------------------------
Norton H. Reamer


John L. Thorndike*               Trustee                        October 26, 1998
---------------------------
John L. Thorndike


Jack L. Treynor*                 Trustee                        October 26, 1998
---------------------------
Jack L. Treynor


*By:  /s/ Alan R. Dynner
     ---------------------------
     Alan R. Dynner
     As Attorney-in-fact

                                  EXHIBIT INDEX

Exhibits               Description                                         Page
--------               -----------                                         ----
(b)      Amended By-Laws
(d)      Specimen Certificate of Common Shares of Beneficial Interest
(e)      Dividend Reinvestment Plan
(g)      Investment Advisory Agreement dated October 19, 1998
(h)(1)   Form of Underwriting Agreement dated October 27, 1998
   (2)   Amended and Restated Master Agreement Among Underwriters
   (3)   Amended and Restated Master Selected Dealer Agreement
(j)      Custodian Agreement dated October 19, 1998
(k)(1)   Transfer Agency and Services Agreement dated as of October 19, 1998
   (2)   Administration Agreement dated October 19, 1998
   (3)   Form of Shareholder Servicing Agreement dated as of October 19, 1998
(l)      Opinion and Consent of Counsel
(n)      Consent of Independent Auditors'
(p)      Letter Agreement with Eaton Vance Management dated October 23, 1998
(r)      Financial Data Schedule
(s)      Power of Attorney dated October 19, 1998